UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2015

Technovative Group, Inc.
(Exact name of registrant as specified in its charter)

Wyoming	333-175148	38-3825959
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room 1301, 13/F., Wing Tuck Commercial Centre, 177-183 Wing Lok Street, Sheung Wan, Hong Kong
(address of principal executive offices) (zip code)

+852 35472191
(registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous Independent Accountants

On March 11, 2015, Technovative Group, Inc. (the “Company,” formerly Horizon Energy Corp.) dismissed McConnell & Jones LLP (“McConnell”) as the Company’s independent registered public accounting firm. The reports of McConnell, on our financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained explanatory paragraphs in respect to uncertainty as to our ability to continue as a going concern due to our dependence on a successful execution of our plan of operations and ability to raise additional financing, our lack of generating revenues, and our stockholders’ deficit and negative working capital. The decision to change independent accountants was approved by our Board of Directors on March 11, 2015.

During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim periods in 2014 and through the date of this report, we have had no disagreements with McConnell, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McConnell, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim periods in 2014 and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”).

We provided McConnell, with a copy of this disclosure before its filing with the SEC. We requested that McConnell, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from McConnell, stating that it does agree with the above statements. A copy of such letter, dated as of March 11, 2015 is filed as Exhibit 16.1 to this report.

New Independent Accountants

Our Board of Directors appointed AWC (CPA) Limited (“AWC”) as our new independent registered public accounting firm effective as of March 11, 2015. During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim periods in 2014 and through the date of our engagement, we did not consult with AWC regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has authorized McConnell to respond fully to all inquiries made by AWC.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

16.1	Letter dated March 11, 2015 from McConnell & Jones LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technovative Group, Inc.

Date: March 13, 2015	By:	/s/ Lee Chan Yue
Lee Chan Yue
Chief Executive Officer